                                                                   EXHIBIT 10.21

                  *** CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT (INDICATED BY ASTERISKS) HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER 17 C.F.R. SECTIONS 200.80(B)(4), 200.83 AND 230.406.

                                    AGREEMENT

         This Agreement is made effective December 20, 2002 (the "Effective Date"), by and among ICN Pharmaceuticals, Inc., a Delaware corporation, with offices at 3300 Hyland Avenue, Costa Mesa, California 92626 ("ICN"), Ribapharm Inc., a Delaware corporation with offices at 3300 Hyland Avenue, Costa Mesa, California 92626 ("Ribapharm"), Devron Averett, an individual residing at [...***...] ("Averett"), and Anadys Pharmaceuticals, Inc., a Delaware corporation, with offices at 9050 Camino Santa Fe, San Diego, California 92121 ("Anadys"), with ICN and Ribapharm being collectively referred to herein from time to time as "Licensors", and ICN, Ribapharm, Averett and Anadys being collectively referred to herein from time to time as the "Parties".

                                   WITNESSETH

         WHEREAS ICN and Averett entered into a letter agreement effective January 22, 1999 (the "1999 Letter Agreement"), wherein ICN licensed various intellectual property rights to Averett, a true and correct copy of which is attached hereto as Exhibit A;

         WHEREAS ICN and Averett entered into a license agreement effective October 11, 1999 (the "1999 License Agreement"), wherein ICN licensed various intellectual property and compound rights to Averett, a true and correct copy of which is attached hereto as Exhibit B;

         WHEREAS in March 2000, Averett (i) sublicensed to Anadys, formerly known as Scriptgen Pharmaceuticals, Inc., all of his rights arising from the 1999 Letter Agreement and 1999 License Agreement and (ii) granted to Anadys a power of attorney; a true and correct copy of such sublicense agreement is attached hereto as Exhibit C.

         WHEREAS ICN has transferred certain of the relevant intellectual property rights to Ribapharm in 2002; and

         WHEREAS a dispute exists among the Parties as to whether the "1999 License Agreement" supercedes the "1999 Letter Agreement", and additional disputes have arisen among the Parties with respect to their various rights and obligations under the 1999 Letter and 1999 License Agreements (the "Dispute").

         NOW THEREFORE the Parties have agreed to a full and final settlement of the Dispute under the terms and conditions set forth below.

                                    AGREEMENT

         In consideration of the above, and the mutual covenants set forth in this Agreement, and other good and valuable consideration received by the Parties, the Parties agree as follows.

                                             ***CONFIDENTIAL TREATMENT REQUESTED

         1. Definitions and Interpretation

         1.1. "Active Metabolite" means any chemical entity, whose detection and structure are demonstrable to the satisfaction of reviewers at either the US FDA or the Journal of Medicinal Chemistry, that is derived from a Compound after administration of a Compound to humans, provided that such derived chemical entity both retains specific biological activity in an assay in which the compound is active and is produced in sufficient quantity in humans after administration of a Compound to humans such that the arithmetic result of the biological activity of the active metabolite multiplied by the levels achieved in human plasma is at least [...***...] percent ([...***...]%) of the result of a similar arithmetic operation applied to a Compound or Prodrug. Furthermore, a derived chemical entity is an Active Metabolite only if it retains [...***...] of the structural integrity (atoms and their covalent bonds) of the Compound.

         1.2.     "Compounds" means the following:

                  [...***...] (ICN Registry Number [...***...]);

                                  [...***...]

                  [...***...] (ICN Registry Number [...***...]);

                                  [...***...]

                  [...***...] (ICN Registry Number [...***... ]);

                                  [...***...]

                  [...***...] (ICN Registry Number [...***...]);

                                    [...***...]

                  [...***...] (ICN Registry Number [...***...])

                                  [...***...]

                                             ***CONFIDENTIAL TREATMENT REQUESTED

                                     2 of 23
                  and/or

                  [...***...] (ICN Registry Number [...***...]

                                    [...***...].

While not explicitly shown, the Compounds include their naturally occurring [...***...].

(In the event of a discrepancy between the name listed and the chemical structure, the structure controls.)

         1.3 "Inactive Metabolite" means any chemical entity, whose detection and structure are demonstrable to the satisfaction of reviewers at either the US FDA or the Journal of Medicinal Chemistry, that is derived from a Compound after administration of a Compound to humans, provided that such derived chemical entity is neither an Active Metabolite nor a Prodrug.

         1.4 "Anadys Prosecuted Applications" means those patent applications that are to be prosecuted by or at the direction of Anadys to secure formal patent protection with respect to any of the Intellectual Property Rights, including reissues, extensions, divisionals, continuations, continuations-in-part, and/or any other applications claiming priority to the same. Among other things, Exhibit D-1, which is incorporated herein, identifies currently existing applications deemed to be Anadys Prosecuted Applications, which applications are identified in Exhibit D-1 as being prosecuted by Anadys. For ease of reference, Exhibit D-1 also identifies additional applications and patents which Anadys has only a license to under the terms of this Agreement, which applications and patents are identified in Exhibit D-1 as being prosecuted by Licensors. In addition, Anadys shall be able to prosecute additional claims within the Anadys Prosecuted Applications to both (i) intellectual property created or owned solely by Anadys and
                  (ii) intellectual property deriving from the subject matter disclosed in PCT applications US [...***...] and US [...***...], and corresponding and subsequent US and foreign applications and patents, including reissues, extensions, divisionals, continuations, continuations-in-part, and/or any other applications claiming priority to the same. Subject to the provisions of this Agreement, Licensors own all rights in all Anadys Prosecuted Applications and applications claiming priority to the Anadys Prosecuted Applications.

         1.5 "Licensor Prosecuted Applications" means those patent applications that are to be prosecuted by or at the direction of ICN or Ribapharm to secure formal patent protection with respect to subject matter disclosed in PCT

                                             ***CONFIDENTIAL TREATMENT REQUESTED

                                     3 of 23
                  applications US [...***...] and US [...***...], and
                  corresponding and subsequent US and foreign applications and patents, including reissues, extensions, divisionals, continuations, continuations-in-part, and/or any other applications claiming priority to the same. Exhibit D-2, which is incorporated herein, identifies applications deemed to be Licensor Prosecuted Applications. Licensor owns all rights in all Licensor Prosecuted Applications subject to the provisions of this Agreement.

         1.6 "Intellectual Property Rights" means the rights ICN or Ribapharm owns now, and/or during the term of this Agreement that were disclosed in any of US Patents [...***...] and [...***...], PCT applications [...***...] and [...***...], and corresponding, priority and subsequent US and foreign applications and patents, with respect to a) any of the Compounds, b) all Prodrugs and Metabolites of such Compounds, and c) all methods of using the Compounds, Prodrugs and/or Metabolites.

         1.7 "Metabolite" means a chemical entity that is an Active Metabolite and/or a Phosphorylated Metabolite, but expressly excludes the following compounds:[...***...], [...***...], [...***...], [...***...], and [...***...] and any other compounds that Licensors have commercialized or are actively pursuing in human clinical trials pursuant to an Investigational New Drug Application that has been filed with the United States Food and Drug Administration or equivalent filing with an equivalent foreign body at the time a Metabolite is identified pursuant to Section 2.3.

         1.8 "Net Sales" means, in relation to a Product, the gross amount received by Anadys, and its respective sublicensees from third parties that are not affiliates or sublicensees of the selling party (unless such affiliate or sublicensees is the end user of such Product, in which case the amount billed therefor shall be deemed to be the amount that would have been billed to a third party in an arm's-length transaction) for sales of Products to third parties, less the following items, as allocable to such Product (if not previously deducted from the amount invoiced): (a) trade discounts, credits or allowances;
                  (b) credits or allowances additionally granted upon returns, rejections or recalls (except where any such recall arises out of Anadys' or its sublicensee's gross negligence, willful misconduct or fraud); (c) freight, shipping and insurance charges; (d) taxes, duties or other governmental tariffs (other than income taxes); and (e) government mandated rebates. With regard to a Product that is comprised as part of one or more Products and in part of one or more other active ingredients that are not Products (a "Combination Product"), Net Sales shall be determined by multiplying Net Sales of such Combination Product (calculated in accordance with the preceding sentence) by the fraction A/A+B, in which A is the fair market value of the Product included in the Combination Product, and B is the fair market value of the other active ingredient(s) included in the Combination Product.

                                             ***CONFIDENTIAL TREATMENT REQUESTED

                                     4 of 23

         1.9 "[...***...]" means a chemical entity related to a Compound by incorporation into a Compound of a [...***...] at the [...***...]- or [...***...] - position, or a
                  [...***...],[...***...] or [...***...] at the [...***...] -
                  position.

         1.10 "Prodrug" means any chemical entity that upon or after administration to a human is transformed into a Compound, wherein said Compound and/or its metabolites are substantially the only pharmaceutically active metabolic products.

         1.11 "Product" means any human or animal pharmaceutical product containing, in whole or as a component, one or more of the Compounds, a Prodrug, or a Metabolite.

         1.12 In this Agreement, unless the context requires otherwise: the singular includes the plural and vice versa; words denoting persons include corporations, partnerships and other legal persons; a reference to a specified section, paragraph or schedule is a reference to that specified section, paragraph or schedule of this Agreement; the article and section headings are for convenience only and do not affect the interpretation of this Agreement; "including" means including without limitation; and a reference to a Party includes its successors and permitted assigns.

2.       Grant

         2.1 Licensors hereby grant to Anadys an exclusive (even as to Licensors), worldwide license to Intellectual Property Rights, with the right to sublicense, to develop, make, have made, market, import, export, distribute, use, offer for sale, sell, or have sold any of the Compounds, Prodrugs, and/or Metabolites. For clarity, the license grant in this Section
                  2.1 includes, without limitation, rights to the Intellectual Property Rights disclosed in any of the patents or applications listed in Exhibits D-1 or D-2. Simultaneously with the execution of this Agreement, Licensors shall execute an assignment to Anadys of all US and foreign patents corresponding to US Patent [...***...], US Patent [...***...], US Patent [...***...] and US Patent Application No. [...***...], which assignment is attached as Exhibit E to this Agreement. Licensors also grant Anadys a paid-up, irrevocable, non-exclusive, worldwide license to Licensor technical information related to the Compounds, but only for technical information in existence as of the Execution Date of this Agreement.

         2.2 During the term of this Agreement, Licensors agree not to sue, threaten to sue, or otherwise object to, Anadys, its sublicensees, assigns or others receiving any of Anadys' rights herein, under any existing or future Licensor patents with respect to developing, making, having made, marketing, importing, exporting, distributing, using, offering for sale, selling or having sold any of the Compounds, Prodrugs, and/or

                                             ***CONFIDENTIAL TREATMENT REQUESTED

                                     5 of 23

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                  Metabolites, unless Anadys, its sublicensees, assigns or
                  others receiving rights herein, sell a Combination Product (as defined in Section 1.8) which includes as a component of such Combination Product a proprietary compound owned or acquired by Licensors and not licensed herein.

         2.3 During the term of this Agreement, Licensors agree not to sue, threaten to sue, or otherwise object to, Anadys, its sublicenses, assigns or others receiving any of Anadys' rights herein, under any existing or future Licensor patents with respect to the formation, presence or activity of an Inactive Metabolite resulting from the administration of a Compound, Prodrug and/or Metabolite to a human. Prior to the determination of whether a metabolite is an Active Metabolite or an Inactive Metabolite, Anadys shall be free to synthesize and characterize all metabolites for the purpose of full structural characterization and determination of activity. If, after completion of the studies permitted pursuant to the immediately preceding sentence, it is determined that a metabolite is an Inactive Metabolite, then Anadys' rights with respect to such Inactive Metabolite shall be limited to those contained in this Section 2.3. If at any time a metabolite is determined to meet the criteria for an Active Metabolite as set forth in Section 1.1, Anadys will promptly notify Licensors of such determination and such metabolite will be deemed a Metabolite for the duration of this Agreement and all the rights to Metabolites as set forth in this Agreement will apply; provided, however, that if, within thirty (30) days of receiving such notification from Anadys, Licensors can show that as of the date of receiving the notification from Anadys, the identified metabolite has been commercialized by Licensors or is being actively pursued in human clinical trials by Licensors pursuant to an Investigational New Drug Application that has been filed with the United States Food and Drug Administration or equivalent filing with an equivalent foreign body, then such metabolite will be treated as an Inactive Metabolite with Anadys' rights restricted to the freedom to operate considerations in this Section 2.3. Once a determination is made that a metabolite is an Inactive Metabolite, Anadys' rights with respect to Inactive Metabolites are limited to the context of administration of the Compound to a human and the freedom to operate considerations in this Section 2.3.

 3.      Royalty

         3.1 Anadys will pay a royalty to Licensors based on Net Sales of all Products, computed on a country by country basis, as follows. The royalty shall be [...***...] percent ([...***...]%) of the Net Sales for those Products containing a Compound, and shall be [...***...] percent ([...***...]%) of the Net Sales for those Products containing a Prodrug or Metabolite. Only a single royalty shall be paid on sales of Product no matter how many patents licensed under the Intellectual Property Rights contain claims encompassing Product. In any event, the royalty payments due for each

                                             ***CONFIDENTIAL TREATMENT REQUESTED

                                     6 of 23

                  Product in each country shall terminate upon the expiration of the last patent within the Intellectual Property Rights in that country having a claim reading on the Product.

         3.2 Royalties shall be remitted to Ribapharm quarterly, no later than sixty (60) days following the end of each calendar quarter, and shall be calculated according to then-applicable United States Generally Accepted Accounting Standards ("GAAP").

         3.3 Anadys shall pay a minimum annual royalty (a "Minimum Annual Royalty") of [...***...] United States Dollars (US $[...***...]) for calendar year [...***...], [...***...]
                  United States Dollars (US $[...***...]) for calendar year 2007, and [...***...] United States Dollars (US $[...***...])
                  for each calendar year thereafter through [...***...].

                  3.3.1 The Minimum Annual Royalty shall be due and payable in advance, on or before the first day of December of the preceding year, (the "Due Date"), and will be credited as an advance payment of royalties which may accrue during the applicable calendar year.

                  3.3.2 In no event shall a Minimum Annual Royalty payment be carried over as a pre-payment of royalties for any subsequent year, nor shall any minimum royalty payment be refunded in whole or in part.

                  3.3.3 In the event that Anadys fail to make any minimum annual royalty within ninety (90) days following any Due Date, all of the Granted Rights shall automatically revert back to Licensors. Any such result is subject to the cure provision of subsection 6.3.

         3.4 All applicable taxes relating to the sale of Products are the responsibility of Anadys, its sublicensee, and assignees, and shall not be charged to or against Licensors.

         4.       Special Duties and Responsibilities of Licensors

         4.1 At their own expense, Licensors will execute the documents which constitute Powers of Attorney attached to this Agreement as Exhibits F and letters to foreign associates, and will comply with and honor the terms of such documents.

         4.2 To assist Anadys in prosecuting the Anadys Prosecuted Applications, Licensors will offset the actual out-of-pocket costs of Anadys' expenses in prosecuting the Anadys Prosecuted Applications up to a maximum of [...***...] United States Dollars (US $[...***...]). Licensors agree to pay such expenses within thirty (30) days of receiving written invoices from Anadys indicating such costs.

                                             ***CONFIDENTIAL TREATMENT REQUESTED

                                     7 of 23

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         4.3      At all times during the Term of this Agreement, Licensors will fully cooperate with Anadys in the prosecution of all the Anadys Prosecuted Applications, including, but not limited to, promptly signing all declarations, powers of attorney, and other papers needed to be executed to further the prosecution of such applications.

         4.4 Within sixty (60) days, after receiving written notice from Anadys that an Anadys Prosecuted Application has been issued as a patent in a country, and after establishing in good faith that (a) the claims of such patent do not extend beyond the Intellectual Property Rights, and that (b) an assignment to Anadys will not adversely affect the prosecution of any of Licensor Prosecuted Applications, Licensors will execute an assignment assigning such patent to Anadys. Such an assignment is voided ab initio if the assigned patent subjects any of Licensor or Anadys Prosecuted Applications to any rejections that may be overcome by showing the co-ownership of the assigned patent and the rejected application, provided, in no event shall an assignment be voided more than four (4) years after its execution. Licensors or Anadys shall notify the other in writing if the assignment is voided, and will provide written documentation establishing that the co-ownership is necessary. If an assignment is voided pursuant to this subsection 4.4, Anadys shall retain an exclusive worldwide license to the affected Anadys or Licensor Prosecuted Application as set forth in subsection 2.1. In the event of any dispute between the Parties under this subsection 4.4, the Parties agree to submit such a dispute to an independent patent attorney mutually selected by the Parties, and the decision of the patent attorney shall be binding.

         4.5 For the first Product proposed to be commercialized for each of the Compounds (or its Prodrugs or Metabolites), Licensors shall make milestone payments to Anadys as follows:

                  4.5.1    [...***...] United States Dollars (US $[...***...])
                           upon filing of an Investigational New Drug
                           Application with the United States Food and Drug Administration (the "FDA") for the proposed Product;

                  4.5.2    [...***...] United States Dollars (US $[...***...])
                           upon regulatory approval to initiate Phase 2 studies of the proposed Product;

                  4.5.3    [...***...] United States Dollars (US $[...***...])
                           upon regulatory approval to initiate Phase 3 studies of the proposed Product; and

                  4.5.4    [...***...] United States Dollars (US $[...***...])
                           each for the first two proposed Products and [...***...] United States Dollars (US $[...***...])
                           for each proposed Product thereafter, upon regulatory approval by the FDA for commercial sale of the proposed Product.

                                             ***CONFIDENTIAL TREATMENT REQUESTED

                                     8 of 23

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                  4.5.5    Such payments shall be due and payable upon written
                           notification to Licensors by Anadys or their duly authorized agents, of the occurrence of the triggering event.

         4.6 Failure by Licensors to make any milestone payment within ninety (90) days of such written notification shall automatically result in a fully paid-up, worldwide, irrevocable, exclusive license to Anadys and their sublicensees for the corresponding Product. Any such result is subject to the cure provision of subsection 6.3.

         4.7 Licensors shall be jointly and severally liable for all Licensor obligations under this Agreement.

5.       Special Duties and Responsibilities of Anadys and Averett

         5.1 At all times during the Term of this Agreement, Anadys and Averett will fully cooperate with Licensors in the prosecution of all the Licensor Prosecuted Applications, including, but not limited to, promptly signing all declarations, powers of attorney, and other papers needed to be executed to further the prosecution of such applications.

         5.2 Anadys shall use commercially reasonable efforts to commercialize the Compounds, Prodrugs, and/or Metabolites.

         5.3 Anadys shall ensure that no Products will be marketed using the names ICN(R) or Ribapharm(TM) without written permission of the respective owner.

6.       Term and Termination

         6.1 The Term of this Agreement shall be effective on a country by country basis from the Effective Date set forth above until the last patent within the Intellectual Property Rights claiming any of the Compounds, Prodrugs, or Metabolites shall expire in that country, and shall continue in full force and effect, unless terminated earlier according to the provisions hereof.

         6.2 Anadys may terminate this Agreement upon sixty (60) days written notice to Licensors, with or without cause, as to any of the Compounds, their Prodrugs or Metabolites of such Compounds, without further obligation on their part with respect to same except as to accrued hold harmless rights and accrued but unpaid royalties, by assigning back to Licensors all right, title, and interest that Anadys, its sublicensees, and assigns had previously obtained herein with respect to such Compounds, Prodrugs and Metabolites, and in such instance Anadys, its sublicensees, and assigns would thereupon also be relieved of their royalty obligations with respect to such Compounds, Prodrugs and Metabolites.

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         6.3      If any Party fails to perform any of its material obligations under this Agreement, the non-defaulting Parties may give written notice of the default to the defaulting Party. Unless such default is cured within sixty (60) days after such notice, the non-defaulting Party may give a final written notice of the default to the defaulting Party. If the default is not cured within thirty (30) days after such final notice, the Agreement may be terminated. Notwithstanding the foregoing, to the extent a material breach of this Agreement relates to one or more Compounds, Metabolites, Prodrugs, or Products, but not all Compounds, Metabolites, Prodrugs or Products, then any termination of this Agreement in accordance with this Section 6.3 shall apply solely to the affected Compound(s), Metabolite(s), Prodrug(s) or Product(s) only, and in such case this Agreement will remain in full force and effect with respect to the Compounds, Metabolites, Prodrugs or Products that are not terminated. If this Agreement is terminated by Anadys under this Section 6.3 for the willful breach by Licensors of Section 4.1, 4.2, 4.3 or 4.4, then the financial obligations of Anadys and its sublicensees under this Agreement with respect to the Compound, Metabolite, Prodrug affected by such breach shall be extinguished and Anadys shall have a fully paid-up, worldwide, irrevocable, exclusive license to (a) such Compound, Prodrug, and/or Metabolite, and (b) to the Intellectual Property Rights associated therewith.

         6.4 In the event that this Agreement is terminated or rejected by a Party or its receiver or trustee under applicable bankruptcy laws due to such Party's bankruptcy, then all rights and licenses granted under or pursuant to this Agreement by such Party are, and shall otherwise be deemed, for purposes of
                  Section 365(n) of the Bankruptcy Code and any similar law or regulation in any other country, licenses or rights to "intellectual property" as defined under Section 101(52) of the Bankruptcy Code. The Parties agree that all Intellectual Property Rights licensed hereunder, including without limitation, any patents or patent applications in any country of a Party covered by the license grants under this Agreement are part of the definition of "intellectual property" under the Bankruptcy Code or any similar law or regulation in any other country.

         6.5 All provisions of this Agreement required to interpret and enforce the Parties' rights and obligations under this Agreement also will survive to the extent required for the full observation and performance of this Agreement by the Parties. The termination or expiration of this Agreement for any reason shall be without prejudice to any rights that shall have accrued to the benefit of any other Party under this Agreement prior to such termination or expiration, including, but not limited to, injunctive relief, and any damages arising from any breach hereunder.

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7.       Records and Record Keeping

         7.1 Beginning the calendar quarter following execution of this Agreement, Anadys shall submit written quarterly reports to Ribapharm notifying Licensors of (i) any Prodrugs or Metabolites that have been identified in the preceding quarter and (ii) summarizing what trials and non-clinical work is being conducted in an effort to bring Products to market. Upon receipt of the first regulatory approval for any of the Products, Anadys shall submit royalty reports with each quarterly payment, setting forth the quantity and net selling price of each Product sold in that quarter and the date of such sale, and the total amount of royalties being paid for that quarter.

         7.2 Anadys will keep and shall require its sublicensees and assignees to keep, full, accurate and complete books and records (together with supporting documentation) as are necessary to establish compliance with the terms and conditions of this Agreement. Such records shall be maintained for a period of at least five (5) years from the end of the reporting period to which they relate.

         7.3 During the term of this Agreement with at least thirty (30) days' prior written notice to Anadys, Licensors have the right to have a duly authorized independent agent or representative of its selection audit, inspect, and verify all books, records, and supporting documentation relating to the royalties contemplated herein, whether kept by Anadys, its sublicensees, assignees or others receiving any of Anadys' rights herein, at a place mutually agreed upon by the Parties involved during regular business hours. Such audit shall be for the purpose of verifying compliance with the terms and conditions of this Agreement, including verification of reports and payments made hereunder. Other information disclosed during such audit shall be considered confidential to the audited Party and shall not be revealed to Licensors by their agent or representative other than as required under the audit provisions of this subsection 7.3.

         7.4 Should Licensors or their representatives determine that a royalty deficiency exists, such deficiency shall become immediately due and owing, and shall be subject to interest at a rate equal to the lesser of: [...***...] of the sum of the then current US annual prime rate and [...***...] percent ([...***...]%) per month, or the maximum interest rate allowed by law. Said interest shall accrue and be calculated from the date the corresponding royalty was originally due. In the event an audit shall disclose a royalty deficiency of greater than [...***...] percent ([...***...]%), the costs of such audit shall be borne by Anadys.

                                             ***CONFIDENTIAL TREATMENT REQUESTED

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8.       Licensing, Sublicensing and Assigning

         8.1 Anadys shall ensure that all of their sublicensees, assignees, and others receiving any of Anadys' rights herein ("Other Parties") are subject to the same royalties, duties and responsibilities, and other obligations required of Anadys herein, as though each such entity had been a party to this Agreement. This Agreement binds all such Other Parties.

         8.2 This Agreement shall be attached as an Exhibit to any such agreement ("Other Party Agreement") under which all Other Parties receive any of any of Anadys' rights herein. Anadys shall have the right to redact the financial terms from this Agreement prior to attaching it as an Exhibit.

         8.3 Within 30 days of the execution or modification of any Other Party Agreement, Anadys shall furnish Licensors with a true and complete copy of same.

         8.4 Any Party may assign any of its rights or obligations under this Agreement, provided, however, that such assignment shall not relieve the assigning party or its assigns of the responsibilities for performance under this Agreement. Each assigning party shall provide written notice to the other Parties of any assignment within thirty (30) days.

         8.5 For purposes of this Agreement, the Parties are not joint venturers, partners, principal and agent, master and servant or employer and employee. With respect to the subject matter of this Agreement, the Parties have no power to bind or obligate each other in any manner, other than as expressly set forth in this Agreement. A change of this relationship, however, is not precluded by this Agreement.

9.       Patent Application and Maintenance

         9.1 Licensors are responsible for prosecution fees and costs with respect to all Licensor Prosecuted Applications.

         9.2 Licensors covenant and agree that they will not, prior to [...***...], intentionally abandon any Licensor Prosecuted Application (including by virtue of issuance of any patents) for which a continuation or divisional application has not been filed unless they give Anadys at least one hundred twenty
                  (120) days prior written notice (unless such period of advance notice is not possible due to no fault of Licensors' or their counsel, in which case the maximum possible notice under such shorter period shall be provided) of such intended abandonment or issuance; provided, however, that the unavoidable abandonment of a Licensor Prosecuted Application will not be deemed a breach of this Section 9.2 so long as Licensors actively pursue any revival possibilities; and provided further, that if Anadys at its sole discretion no longer needs access to a particular Licensor Prosecuted Application, Anadys shall give notice of

                                             ***CONFIDENTIAL TREATMENT REQUESTED

                                     12 of 23
                  such fact to Licensors and as of the date of Licensors' receipt of such notice, such Licensor Prosecuted Application shall no longer remain subject to this Section 9.2. For purposes of this Section 9.2, "intentionally abandon" shall include, without limitation, Licensors' or Licensors' counsel's failure to respond to a notification of an upcoming abandonment or the failure to take action which leads to an abandonment.

         9.3 Subject to subsection 4.2, Anadys is responsible for prosecution fees and costs with respect to all Anadys Prosecuted Applications.

         9.4 Anadys has no obligation to pursue or maintain any of the Anadys Prosecuted Applications.

         9.5 Both Licensors and Anadys shall promptly notify the other, in writing, upon the issuance of any patent issued from the Anadys Prosecuted Applications or Licensor Prosecuted Applications claiming Intellectual Property Rights or claiming priority to PCT applications US[...***...], or US [...***...] or US provisional applications [...***...], [...***...], [...***...] or [...***...] and promptly upon receiving any notice of allowance related to the foregoing.

10.      Infringement

         10.1 None of the Parties has any obligation to enforce any patents issuing under the Intellectual Property Rights. However, if called upon by another Party to assist in a legal action against an alleged infringer, each of the Parties will assist to the best of its abilities, provided that it is compensated for reasonable out-of-pocket expenses on an ongoing basis for such assistance.

         10.2 In the event that a Party does take legal action against an alleged infringer of any of the Intellectual Property Rights at its own expense, then such acting Party is under no obligation to distribute any awards that may arise from such legal action to the other Parties.

11.      Validity and Enforceability

         11.1 Anadys and Averett agree that they will not challenge directly or indirectly the validity or enforceability of any patents issued from Licensor Prosecuted Applications of which patents Averett is an assignor.

         11.2 Licensors agree that they will not challenge directly or indirectly the validity or enforceability of any patents issued from Anadys Prosecuted Applications of which patents Licensor is an assignor.

                                             ***CONFIDENTIAL TREATMENT REQUESTED

                                     13 of 23

         11.3 The parties agree that the failure of either party to satisfy its obligations set forth in any of Sections 4.1, 4.3, 4.4, 5.1, 5.3 and 14.13, will subject the non-breaching party to immediate and irreparable harm that will leave the non-breaching party without an adequate remedy at law, and entitle the non-breaching party to immediate injunctive relief in a court of law to compel the breaching party to comply with its obligations under paragraphs 4.1, 4.3, 4.4, 5.1, 5.3 and 14.13, as well as such further relief as may be granted by a court of competent jurisdiction.

12.      Representations And Warranties

         12.1 Licensors (as well as their employees and agents) make no representation or warranty as to the patentability of the Intellectual Property Rights.

         12.2 Licensors and Anadys (as well as their employees and agents) make no representation or warranty with respect to any aspect of the drafting, prosecution, or content of the Licensor Prosecuted Applications, the Anadys Prosecuted Applications, or any patents maturing from any such applications, except that Licensors represent and warrant that to their best knowledge they have fully disclosed all existing issued patents related to Intellectual Property Rights, all existing Anadys Prosecuted Applications and all existing Licensor Prosecuted Applications to Anadys. Should Licensors become aware of any other existing patents and applications related to Intellectual Property Rights, Licensors will promptly disclose them to the Anadys and provide to Anadys copies of such patents and applications.

         12.3 Licensors represent and warrant that they own the Intellectual Property Rights and that they have full right and power to grant the licenses and assignments contained herein. Licensors represent and warrant that to their best knowledge their rights to the listed patent applications and patents set forth in Exhibits D-1, D-2 and E are unencumbered by any liens, security interests, or other rights or claims of any third party, and that no other person or entity has or shall have any claim of ownership, except as defined by this Agreement. Licensors also represent and warrant that to their best knowledge they have not assigned or transferred Intellectual Property Rights to any third party, except as provided for under this Agreement, and they know of no fact that does or could materially adversely affect the rights granted to Anadys under this Agreement.

         12.4 LICENSORS AND ANADYS (AS WELL AS THEIR EMPLOYEES AND AGENTS) MAKE NO WARRANTIES, EXPRESS OR IMPLIED, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF ANY SUBJECT MATTER HEREIN OR DEFINED BY THE CLAIMS OF ANY OF THE LICENSOR PROSECUTED

                                     14 of 23

                  APPLICATIONS, THE ANADYS PROSECUTED APPLICATIONS, OR ANY PATENTS MATURING FROM ANY SUCH APPLICATIONS.

         12.5 Anadys shall not indemnify, but will hold harmless Licensors, their employees, agents, consultants and representatives, from and against all liability, demands, damages, expenses, and losses, including, but not limited to, death, personal injury, illness, or property damage in connection with or arising out of the design, manufacture, distribution, or use by Anadys, its sublicensees, assignees, or others receiving any of Anadys' rights herein, of any Product or materials or other products of processes developed in connection with or arising out of any of Anadys' rights herein.

         12.6 Each of the Parties warrants that it has all requisite legal and (where appropriate) corporate power and authority to carry on its business and to perform its obligations under this Agreement. Each Party warrants that it has taken all action necessary for the execution and delivery of this Agreement and the performance of its obligations under this Agreement. Each of the corporate entities warrants that the person(s) executing this Agreement on its behalf has all necessary corporate powers and have been duly authorized to execute and deliver this Agreement on its behalf.

13.      Release

         13.1 Except for the liabilities and obligations arising out of this Agreement, the Licensors, for themselves and to the full extent that execution of this Agreement renders it legally possible, for each of their predecessors, successors, partners, assigns, parents, subsidiaries, divisions, officers, employees, directors, shareholders, and agents, release and forever discharge Anadys and Averett, and each of their respective predecessors, successors, assigns, agents, affiliates, representatives, heirs, parents, subsidiaries, divisions, officers, employees, directors, shareholders, and attorneys from any and all claims, demands, debts, liabilities, obligations, damages, accounts, actions, and causes of action of every kind in law, equity, or otherwise, and every other thing whatsoever, whether known or unknown, suspected or unsuspected, certain or speculative, which each Licensor ever had, or now has, against Anadys or Averett, existing as of the Effective Date of this Agreement or which may have at any time prior to the Effective Date hereof come into existence or which may in the future arise out of any acts or omissions of Anadys or Averett taken at any time prior to Effective Date hereof, including, without limitation, any and all claims, demands, debts, liabilities, obligations, damages, accounts, actions, and causes of action known or suspected that relate in any manner to the Dispute.

         13.2 Except for the liabilities and obligations arising out of this Agreement, Anadys, for itself and to the full extent that execution of this Agreement

                                     15 of 23
                  renders it legally possible, for its predecessors, successors, partners, assigns, parents, subsidiaries, divisions, officers, employees, directors, shareholders, and agents, release and forever discharge Licensors herein, and each of their respective predecessors, successors, assigns, agents, affiliates, representatives, heirs, parents, subsidiaries, divisions, officers, employees, directors, shareholders, and attorneys from any and all claims, demands, debts, liabilities, obligations, damages, accounts, actions, and causes of action of every kind in law, equity, or otherwise, and every other thing whatsoever, whether known or unknown, suspected or unsuspected, certain or speculative, which Anadys ever had, or now has, against Licensors, existing as of the Effective Date of this Agreement or which may have at any time prior to the Effective Date hereof come into existence or which may in the future arise out of any actions or omissions of Licensors taken at any time prior to the Effective Date hereof, including, without limitation, any and all claims, demands, debts, liabilities, obligations, damages, accounts, actions, and causes of action know or suspected that relate in any manner to the Dispute.

         13.3 Except for the liabilities and obligations arising out of this Agreement, Averett, for himself and to the full extent that execution of this Agreement renders it legally possible, for each of his predecessors, successors, partners, assigns, parents, subsidiaries, divisions, officers, employees, directors, shareholders, and agents, releases and forever discharges Licensors herein, and each of their respective predecessors, successors, assigns, agents, affiliates, representatives, heirs, parents, subsidiaries, divisions, officers, employees, directors, shareholders, and attorneys from any and all claims, demands, debts, liabilities, obligations, damages, accounts, actions, and causes of action of every kind in law, equity, or otherwise, and every other thing whatsoever, whether known or unknown, suspected or unsuspected, certain or speculative, which Averett ever had, or now has, against Licensors, existing as of the Effective Date of this Agreement or which may have at any time prior to the Effective Date hereof come into existence or which may in the future arise out of any actions or omissions of Licensors taken at any time prior to the Effective Date hereof, including, without limitation, any and all claims, demands, debts, liabilities, obligations, damages, accounts, actions, and causes of action know or suspected that relate in any manner to the Dispute.

         13.4 Each of the Parties hereto acknowledges that it is aware of, has read, has had explained to it by its attorneys, understands and expressly waives any and all rights it has or may have under California Civil Code Section 1542 and every like provision in any foreign jurisdiction. Section 1542 provides as follows:

                           "A general release does not extend to
                           claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if

                                     16 of 23
                           known by him must have materially affected his settlement with the debtor."

         13.5 Each of the Parties hereto acknowledges that it may later discover facts different from or in addition to those which it knows or believes to be true with respect to these released claims, and it agrees that, in such event, this Agreement shall nevertheless remain effective in all respects, notwithstanding such different or additional facts or the discovery of those facts, except as to facts represented, warranted, and/or covenanted under this Agreement.

14.      General

         14.1 This Agreement may not be altered or otherwise amended except by an instrument in writing signed by each of the Parties; provided, however, that an alteration or amendment to this Agreement shall not require Averett's signature unless Averett's rights hereunder are prejudiced by such amendment.

         14.2 None of the Parties herein may waive or release any of its rights under this Agreement except if the same be in writing. The failure of any Party to assert a right hereunder or to insist upon compliance with any term or condition of this Agreement shall not constitute a waiver of that right or excuse a similar subsequent failure to perform any such term by any of the other Parties.

         14.3 The failure or omission by a Party in the performance of any obligation under this Agreement will not be deemed a breach of this Agreement or create any liability if it arises from any cause or causes beyond the control of the Party, such as strikes, riots, war, acts of God, invasion, fire, explosion, floods, delay of carrier, shortage or failure in the supply of materials, energy shortage and acts of government or governmental agencies or instrumentalities. If due to such an event a Party is delayed or hindered in or prevented from the performance of its duties or doing acts required under the terms of this Agreement, the performance of such act will be excused for the period of the delay not to exceed ninety (90) days. A Party subject to such an excusable delay will take all reasonable steps to resolve any condition forming the basis of the delay.

         14.4 All notices, consents, requests, waivers and other communications in connection with this Agreement: must be in writing, signed by an authorized officer of the sender, and sent by personal delivery, fax (with confirmation copy), internationally recognized courier, or certified or registered mail, postage prepaid (airmail where applicable); will be deemed to be given when actually received; and must be sent to the receiving Party at the address or fax number, as applicable, set forth

                                     17 of 23
                  below, or any replacement address or fax number notified to the sender by notice actually received by the sender.

                  above, or any replacement address or fax number notified to the sender by notice actually received by the sender.

         If to Devron Averett:
                  Devron Averett, Ph.D.
                  [...***...]

         If to Anadys:
                  Anadys Pharmaceuticals, Inc.
                  9050 Camino Santa Fe
                  San Diego, CA 92121
                  Attn: Michael Kamdar, Vice President, Corporate Development

         With copy to:
                  Elizabeth E. Reed,
                  Senior Director, Legal Affairs

         If to ICN Pharmaceuticals:
                           3300 Hyland Avenue
                           Costa Mesa, CA 92626
                           Attn: Harry Roosje, VP Legal

         If to Ribapharm, Inc:
                           3300 Hyland Avenue
                           Costa Mesa, CA 92626,
                           Attn: Roger Loomis, General Counsel

         14.5 Except as expressly provided otherwise in this Agreement, all legal and other costs and expenses incurred in connection with the negotiation and entering into of this Agreement and the transactions contemplated by this Agreement will be paid by the Party incurring such costs or expenses. Notwithstanding the foregoing, a Party prevailing in a litigation shall be entitled to recover attorney's fees and costs as a result of the successful enforcement of the terms of this Agreement.

         14.6 Except as expressly provided elsewhere in this Agreement, each Party will at its expense promptly execute and deliver any further instruments and documents and take any further action as the other Party may reasonably request in order to give effect to the transactions contemplated by this Agreement.

         14.7 The Parties have participated jointly in the negotiation and drafting of this Agreement. If a question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the Parties and no presumption or

                                             ***CONFIDENTIAL TREATMENT REQUESTED

                                     18 of 23
                  burden of proof will arise favoring or disfavoring a party because of the authorship of any provision of this Agreement.

         14.8 The Exhibits identified in this Agreement are incorporated by reference and made a part of this Agreement.

         14.9 The provisions of this Agreement are severable, and in the event that any provision of this Agreement is determined to be invalid or unenforceable under any controlling body of law, such determination shall not in any way affect the validity or enforceability of the remaining portions of this Agreement.

         14.10 This Agreement and the exhibits hereto contains the entire agreement between the Parties related to the subject matter herein, and all prior negotiations, representations, agreements, and understandings are merged into, extinguished by, and completely expressed by this Agreement and the exhibits hereto. This Agreement supercedes the 1999 License Agreement and the 1999 Letter Agreement.

         14.11 This Agreement will be governed by and construed in accordance with the laws of the State of California.

         14.12 This Agreement may be executed in any number of counterparts and by facsimile, each of which will be deemed to be an original and all of which together will constitute one and the same agreement.

         14.13 The Parties agree that the material terms of this Agreement will be considered confidential information of the Parties. Notwithstanding the foregoing, each Party shall have the right to disclose the material terms of this Agreement (a) in confidence to any bona fide potential investor, investment banker, acquirer, merger partner or other potential financial partner, and where reasonably practicable, shall obtain an adequate agreement of confidentiality consistent with the terms of this Agreement; (b) to exercise its rights under this Agreement and in connection with regulatory filings or to comply with applicable laws or regulations or valid court orders; and/or (c) to record assignment documents. Notwithstanding the foregoing, in the event a Party is required to make a disclosure of the material terms of this Agreement pursuant to (b) above, it will give reasonable advance written notice to the other Party of such disclosure and endeavor in good faith to secure confidential treatment of such information or a protective order related to such information. In any event, the Parties agree to take all reasonable action to avoid disclosure of the material terms of this Agreement. The parties also agree that the reports and disclosures made under Section 2.3 and Section 7.1 shall be deemed "Confidential Information" and shall be subject to the terms of the Confidentiality and Non-Disclosure Agreement dated as of the date hereof by and between the Parties and attached hereto as Exhibit G.

                                     19 of 23

         14.14 The obligations of the parties under Sections 5.3, 11.1, 11.2, 12.5, 13 and 14.13 shall survive the termination of this Agreement.

         In Witness whereof, the Parties have caused this Agreement to be signed, effective as of the Effective Date set forth above.

ICN PHARMACEUTICALS, INC.

By: ____________________________
    Harry Roosje
    V.P. Legal

RIBAPHARM INC.

By: ____________________________
    Johnson Lau, MD, Ph.D.
    Chief Executive Officer

DEVRON AVERETT

__________________________

ANADYS PHARMACEUTICALS, INC.

By: _____________________________________
       Kleanthis G. Xanthopoulos, Ph.D.
       President and CEO

            [SIGNATURE PAGE TO THE AGREEMENT DATED DECEMBER 20, 2002
               BY AND BETWEEN ICN, RIBAPHARM, ANADYS AND AVERETT]

                                     20 of 23

                                   EXHIBIT A

         Letter Agreement between Devron R. Averett, Ph.D. and ICN Pharmaceuticals, Inc. dated January 22, 1999.

                                  [...***...]

                                             ***CONFIDENTIAL TREATMENT REQUESTED

                                     21 of 23

                                    EXHIBIT B

         License Agreement between Devron R. Averett, Ph.D. and ICN Pharmaceuticals, Inc. dated October 11, 1999.

                                  [...***...]

                                             ***CONFIDENTIAL TREATMENT REQUESTED

                                     22 of 23

                                    EXHIBIT C

         Sublicense Agreement between Devron R. Averett, Ph.D. and Scriptgen Pharmaceuticals, Inc. dated March 1, 2000.

                                  [...***...]

                                             ***CONFIDENTIAL TREATMENT REQUESTED

                                     23 of 23

                                   EXHIBIT D-1

                ANADYS PROSECUTED AND OTHER LICENSED APPLICATIONS

   COUNTRY
RUTAN & TUCKER                                                                                                         PROSECUTED
 DOCKET NO.           APPL. NO.            TITLE                      INVENTOR                          STATUS             BY
--------------        ---------            -----                      --------                          ------         -----------

[...***...]          [...***...]         [...***...]                  [...***...]                       Pending           Anadys

[...***...]          [...***...]         [...***...]                  [...***...]                       Pending           Anadys

[...***...]          [...***...]         [...***...]                  [...***...]                       Allowed           Anadys

[...***...]          [...***...]         [...***...]                  [...***...]                       Pending           Anadys

[...***...]          [...***...]         [...***...]                  [...***...]                       Pending           Anadys

[...***...]          [...***...]         [...***...]                  [...***...]                       Pending           Anadys

[...***...]          [...***...]         [...***...]                  [...***...]                       Pending           Anadys

[...***...]          [...***...]         [...***...]                  [...***...]                       Pending           Anadys


                                             ***CONFIDENTIAL TREATMENT REQUESTED


              [EXHIBIT D-1 TO THE AGREEMENT DATED DECEMBER 20, 2002
               BY AND BETWEEN ICN, RIBAPHARM, ANADYS AND AVERETT]

   COUNTRY
RUTAN & TUCKER                                                                                                         PROSECUTED
 DOCKET NO.           APPL. NO.            TITLE                      INVENTOR                          STATUS             BY
--------------        ---------            -----                      --------                          ------         -----------
[...***...]          [...***...]         [...***...]                  [...***...]                       Pending           Anadys

[...***...]          [...***...]         [...***...]                  [...***...]                       Pending           Anadys

[...***...]          [...***...]         [...***...]                  [...***...]                       Pending           Anadys

[...***...]          [...***...]         [...***...]                  [...***...]                       Pending           Anadys

[...***...]          [...***...]         [...***...]                  [...***...]                       Pending           Anadys

[...***...]          [...***...]         [...***...]                  [...***...]                       Pending           Anadys

[...***...]          [...***...]         [...***...]                  [...***...]                       Pending           Anadys

[...***...]          [...***...]         [...***...]                  [...***...]                       Pending           Anadys

[...***...]          [...***...]         [...***...]                  [...***...]                       Pending           Anadys

[...***...]          [...***...]         [...***...]                  [...***...]                       Pending           Anadys

[...***...]          [...***...]         [...***...]                  [...***...]                       Pending           Anadys

[...***...]          [...***...]         [...***...]                  [...***...]                       Pending           Anadys

                                             ***CONFIDENTIAL TREATMENT REQUESTED


              [EXHIBIT D-1 TO THE AGREEMENT DATED DECEMBER 20, 2002
               BY AND BETWEEN ICN, RIBAPHARM, ANADYS AND AVERETT]

   COUNTRY
RUTAN & TUCKER                                                                                                         PROSECUTED
 DOCKET NO.           APPL. NO.            TITLE                      INVENTOR                          STATUS             BY
--------------        ---------            -----                      --------                          ------         -----------
[...***...]          [...***...]         [...***...]                  [...***...]                       Abandoned         Anadys

[...***...]          [...***...]         [...***...]                  [...***...]                       Pending           Anadys

[...***...]          [...***...]         [...***...]                  [...***...]                       Pending           Anadys

[...***...]          [...***...]         [...***...]                  [...***...]                       Pending           Anadys

[...***...]          [...***...]         [...***...]                  [...***...]                       Pending           Anadys

[...***...]          [...***...]         [...***...]                  [...***...]                       Pending           Anadys

[...***...]          [...***...]         [...***...]                  [...***...]                       Pending           Anadys

[...***...]          [...***...]         [...***...]                  [...***...]                       Pending           Anadys

[...***...]          [...***...]         [...***...]                  [...***...]                       Pending           Anadys

[...***...]          [...***...]         [...***...]                  [...***...]                       Pending           Anadys

[...***...]          [...***...]         [...***...]                  [...***...]                       Pending           Anadys

[...***...]          [...***...]         [...***...]                  [...***...]                       Pending           Anadys

                                             ***CONFIDENTIAL TREATMENT REQUESTED


              [EXHIBIT D-1 TO THE AGREEMENT DATED DECEMBER 20, 2002
               BY AND BETWEEN ICN, RIBAPHARM, ANADYS AND AVERETT]

   COUNTRY
RUTAN & TUCKER                                                                                                         PROSECUTED
 DOCKET NO.           APPL. NO.            TITLE                      INVENTOR                          STATUS             BY
--------------        ---------            -----                      --------                          ------         -----------
[...***...]          [...***...]         [...***...]                  [...***...]                       Pending           Anadys

[...***...]          [...***...]         [...***...]                  [...***...]                       Pending           Anadys

[...***...]          [...***...]         [...***...]                  [...***...]                       Pending           Anadys

[...***...]          [...***...]         [...***...]                  [...***...]                       Pending           Anadys

[...***...]          [...***...]         [...***...]                  [...***...]                       Pending           Anadys

[...***...]          [...***...]         [...***...]                  [...***...]                       Pending           Anadys

[...***...]          [...***...]         [...***...]                  [...***...]                       Pending           Anadys

[...***...]          [...***...]         [...***...]                  [...***...]                       Pending           Anadys

[...***...]          [...***...]         [...***...]                  [...***...]                       Pending           Anadys

[...***...]          [...***...]         [...***...]                  [...***...]                       Pending           Anadys

[...***...]          [...***...]         [...***...]                  [...***...]                       Pending           Anadys

[...***...]          [...***...]         [...***...]                  [...***...]                       Issued/6,479,463  Licensors



                                             ***CONFIDENTIAL TREATMENT REQUESTED


              [EXHIBIT D-1 TO THE AGREEMENT DATED DECEMBER 20, 2002
               BY AND BETWEEN ICN, RIBAPHARM, ANADYS AND AVERETT]

   COUNTRY
RUTAN & TUCKER                                                                                                         PROSECUTED
 DOCKET NO.           APPL. NO.            TITLE                      INVENTOR                          STATUS             BY
--------------        ---------            -----                      --------                          ------         -----------

[...***...]          [...***...]         [...***...]                  [...***...]                       Pending           Licensors

[...***...]          [...***...]         [...***...]                  [...***...]                       Pending           Licensors

[...***...]          [...***...]         [...***...]                  [...***...]                       Issued[...***...] Licensors

[...***...]          [...***...]         [...***...]                  [...***...]                       Pending           Licensors

[...***...]          [...***...]         [...***...]                  [...***...]                       Issued[...***...] Licensors

[...***...]          [...***...]         [...***...]                  [...***...]                       Issued[...***...] Licensors





                                             ***CONFIDENTIAL TREATMENT REQUESTED


              [EXHIBIT D-1 TO THE AGREEMENT DATED DECEMBER 20, 2002
               BY AND BETWEEN ICN, RIBAPHARM, ANADYS AND AVERETT]

                                   EXHIBIT D-2

                              LICENSOR PATENTS AND
                               PATENT APPLICATIONS

       COUNTRY
RUTAN & TUCKER DOCKET
         NO.                  APPL. NO.       TITLE             INVENTOR                 STATUS
     [...***...]             [...***...]    [...***...]        [...***...]         Issued/[...***...]
     [...***...]             [...***...]    [...***...]        [...***...]         Pending
     [...***...]             [...***...]    [...***...]        [...***...]         Issued/[...***...]
     [...***...]             [...***...]    [...***...]        [...***...]         Pending
     [...***...]             [...***...]    [...***...]        [...***...]         Pending
     [...***...]             [...***...]    [...***...]        [...***...]         Pending
     [...***...]             [...***...]    [...***...]        [...***...]         Pending
     [...***...]             [...***...]    [...***...]        [...***...]         Pending
     [...***...]             [...***...]    [...***...]        [...***...]         Pending
     [...***...]             [...***...]    [...***...]        [...***...]         Pending
     [...***...]             [...***...]    [...***...]        [...***...]         Issued/[...***...]
     [...***...]             [...***...]    [...***...]        [...***...]         Pending
     [...***...]             [...***...]    [...***...]        [...***...]         Pending
     [...***...]             [...***...]    [...***...]        [...***...]         Pending
     [...***...]             [...***...]    [...***...]        [...***...]         Pending
     [...***...]             [...***...]    [...***...]        [...***...]         Pending

                                             ***CONFIDENTIAL TREATMENT REQUESTED

              [EXHIBIT D-2 TO THE AGREEMENT DATED DECEMBER 20, 2002
               BY AND BETWEEN ICN, RIBAPHARM, ANADYS AND AVERETT]

[...***...]             [...***...]    [...***...]        [...***...]  Allowed
[...***...]             [...***...]    [...***...]        [...***...]  Pending
[...***...]             [...***...]    [...***...]        [...***...]  Pending
[...***...]             [...***...]    [...***...]        [...***...]  Issued/[...***...]
[...***...]             [...***...]    [...***...]        [...***...]  Pending
[...***...]             [...***...]    [...***...]        [...***...]  Issued/[...***...]
[...***...]             [...***...]    [...***...]        [...***...]  Pending
[...***...]             [...***...]    [...***...]        [...***...]  Issued/[...***...]
[...***...]             [...***...]    [...***...]        [...***...]  Pending
[...***...]             [...***...]    [...***...]        [...***...]  Pending
[...***...]             [...***...]    [...***...]        [...***...]  Issued/[...***...]
[...***...]             [...***...]    [...***...]        [...***...]  Pending
[...***...]             [...***...]    [...***...]        [...***...]  Pending
[...***...]             [...***...]    [...***...]        [...***...]  Pending
[...***...]             [...***...]    [...***...]        [...***...]  Issued/[...***...]
[...***...]             [...***...]    [...***...]        [...***...]  Pending
[...***...]             [...***...]    [...***...]        [...***...]  Pending
[...***...]             [...***...]    [...***...]        [...***...]  Pending
[...***...]             [...***...]    [...***...]        [...***...]  Pending

                                             ***CONFIDENTIAL TREATMENT REQUESTED

              [EXHIBIT D-2 TO THE AGREEMENT DATED DECEMBER 20, 2002
               BY AND BETWEEN ICN, RIBAPHARM, ANADYS AND AVERETT]

[...***...]      [...***...]      [...***...]      [...***...]          Pending
[...***...]      [...***...]      [...***...]      [...***...]          Pending
[...***...]      [...***...]      [...***...]      [...***...]          Pending
[...***...]      [...***...]      [...***...]      [...***...]          Issued/[...***...]
[...***...]      [...***...]      [...***...]      [...***...]          Pending
[...***...]      [...***...]      [...***...]      [...***...]          Pending
[...***...]      [...***...]      [...***...]      [...***...]          Pending
[...***...]      [...***...]      [...***...]      [...***...]          Pending
[...***...]      [...***...]      [...***...]      [...***...]          Issued/[...***...]
[...***...]      [...***...]      [...***...]      [...***...]          Pending
[...***...]      [...***...]      [...***...]      [...***...]          Pending
[...***...]      [...***...]      [...***...]      [...***...]          Superceded
[...***...]      [...***...]      [...***...]      [...***...]          Pending
[...***...]      [...***...]      [...***...]      [...***...]          Pending
[...***...]      [...***...]      [...***...]      [...***...]          Pending
[...***...]      [...***...]      [...***...]      [...***...]          Pending
[...***...]      [...***...]      [...***...]      [...***...]          Issued/[...***...]
[...***...]      [...***...]      [...***...]      [...***...]          Pending
[...***...]      [...***...]      [...***...]      [...***...]          Pending
[...***...]      [...***...]      [...***...]      [...***...]          Issued/[...***...]

                                             ***CONFIDENTIAL TREATMENT REQUESTED

              [EXHIBIT D-2 TO THE AGREEMENT DATED DECEMBER 20, 2002
               BY AND BETWEEN ICN, RIBAPHARM, ANADYS AND AVERETT]

                                   ASSIGNMENT

         WHEREAS, ICN Pharmaceuticals, Inc., a Delaware corporation, with offices at 3300 Hyland Avenue, Costa Mesa, California 92626 ("ICN"), and Ribapharm Inc., a Delaware corporation with offices at 3300 Hyland Avenue, Costa Mesa, California 92626 ("Ribapharm"), with ICN and Ribapharm being collectively referred to herein from time to time as "Assignors," own the rights to the patents and patent applications listed in Schedule A;

         AND WHEREAS, Anadys Pharmaceuticals, Inc., a Delaware corporation, with offices at 9050 Camino Santa Fe, San Diego, California 92121 ("Anadys"), Anadys being referred to herein from time to time as "Assignee," is desirous of acquiring the entire right, title and interest in and to said patents and patent applications listed in Schedule A;

         NOW THEREFORE, to all whom it may concern, be it known that pursuant to the Agreement dated December 20, 2002, Assignors have sold, assigned, and transferred, and by these presents do sell, assign and transfer unto said Assignee, its successors or assigns, the entire right, title and interest in and to all inventions and improvements claimed in all patents listed in Schedule A, and in and to all renewals thereof, which may be granted therefrom, and all extensions of such patents, which assignment is subject to Section 4.4 of the Agreement; and Assignors do hereby authorize and request the Commissioner of Patents and Trademarks to issue any and all United States Letters Patent for the aforesaid inventions and improvements to the Assignee as the assignee of the entire right, title and interest in and to the same, for the use of the Assignee, its successors and assigns;

                  AND, in accordance with the Agreement signed on December 20, 2002, Assignors do hereby agree that we and our executors and legal representatives will make, execute and deliver any and all other instruments in writing including any and all further application papers, affidavits, assignments and other documents, and will testify in all legal proceedings and generally do all things which may be necessary or desirable more effectually to secure to and vest in said Assignee, its successors or assigns the entire right, title and interest in and to the patents, rights, titles, benefits, privileges and advantages hereby sold, assigned and conveyed, or intended so to be;

                  AND, furthermore Assignor covenants and agrees with said Assignee, its successors and assigns, that no assignment, grant, mortgage, license or other agreement affecting the rights and property herein conveyed has been made to others by Assignors and that full right to convey the same as herein expressed is legally possessed.

                  IN TESTIMONY WHEREOF, I have hereunto set my hand this ______ day of ___________________, 2002.

ICN PHARMACEUTICALS, INC.

By: __________________________
    Harry Roosje
    V.P. Legal

RIBAPHARM INC.

By: __________________________
    Johnson Lau, MD, Ph.D.
    Chief Executive Officer

                            SCHEDULE A TO ASSIGNMENT

----------------------------------------------------------------------------------------------------------
  COUNTRY                    APPL. NO.                  TITLE                INVENTOR           PATENT NO.
----------------------------------------------------------------------------------------------------------
[...***...]                [...***...]               [...***...]            [...***...]        [...***...]

----------------------------------------------------------------------------------------------------------
[...***...]                [...***...]               [...***...]            [...***...]        [...***...]

----------------------------------------------------------------------------------------------------------
[...***...]                [...***...]               [...***...]            [...***...]        [...***...]

----------------------------------------------------------------------------------------------------------
[...***...]                [...***...]               [...***...]            [...***...]        [...***...]

----------------------------------------------------------------------------------------------------------
[...***...]                [...***...]               [...***...]            [...***...]        [...***...]

----------------------------------------------------------------------------------------------------------
[...***...]                [...***...]               [...***...]            [...***...]        [...***...]

----------------------------------------------------------------------------------------------------------
[...***...]                [...***...]               [...***...]            [...***...]        [...***...]

----------------------------------------------------------------------------------------------------------
[...***...]                [...***...]               [...***...]            [...***...]        [...***...]

----------------------------------------------------------------------------------------------------------
[...***...]                [...***...]               [...***...]            [...***...]        [...***...]

----------------------------------------------------------------------------------------------------------
[...***...]                [...***...]               [...***...]            [...***...]        [...***...]

----------------------------------------------------------------------------------------------------------
[...***...]                [...***...]               [...***...]            [...***...]        [...***...]

----------------------------------------------------------------------------------------------------------
[...***...]                [...***...]               [...***...]            [...***...]        [...***...]

----------------------------------------------------------------------------------------------------------
[...***...]                [...***...]               [...***...]            [...***...]        [...***...]

----------------------------------------------------------------------------------------------------------

                                             ***CONFIDENTIAL TREATMENT REQUESTED

        [SCHEDULE A TO EXHIBIT E OF THE AGREEMENT DATED DECEMBER 20, 2002
               BY AND BETWEEN ICN, RIBAPHARM, ANADYS AND AVERETT]

----------------------------------------------------------------------------------------------------------
  COUNTRY                    APPL. NO.                  TITLE                INVENTOR           PATENT NO.
----------------------------------------------------------------------------------------------------------
[...***...]                [...***...]               [...***...]            [...***...]        [...***...]

----------------------------------------------------------------------------------------------------------
[...***...]                [...***...]               [...***...]            [...***...]        [...***...]

----------------------------------------------------------------------------------------------------------
[...***...]                [...***...]               [...***...]            [...***...]        [...***...]

----------------------------------------------------------------------------------------------------------
[...***...]                [...***...]               [...***...]            [...***...]        [...***...]

----------------------------------------------------------------------------------------------------------
[...***...]                [...***...]               [...***...]            [...***...]        [...***...]

----------------------------------------------------------------------------------------------------------
[...***...]                [...***...]               [...***...]            [...***...]        [...***...]

----------------------------------------------------------------------------------------------------------
[...***...]                [...***...]               [...***...]            [...***...]        [...***...]

----------------------------------------------------------------------------------------------------------
[...***...]                [...***...]               [...***...]            [...***...]        [...***...]

----------------------------------------------------------------------------------------------------------
[...***...]                [...***...]               [...***...]            [...***...]        [...***...]

----------------------------------------------------------------------------------------------------------
[...***...]                [...***...]               [...***...]            [...***...]        [...***...]

----------------------------------------------------------------------------------------------------------
[...***...]                [...***...]               [...***...]            [...***...]        [...***...]

----------------------------------------------------------------------------------------------------------
[...***...]                [...***...]               [...***...]            [...***...]        [...***...]

----------------------------------------------------------------------------------------------------------
[...***...]                [...***...]               [...***...]            [...***...]        [...***...]

----------------------------------------------------------------------------------------------------------
[...***...]                [...***...]               [...***...]            [...***...]        [...***...]

----------------------------------------------------------------------------------------------------------

                                           ***CONFIDENTIAL TREATMENT REQUESTED

        [SCHEDULE A TO EXHIBIT E OF THE AGREEMENT DATED DECEMBER 20, 2002
               BY AND BETWEEN ICN, RIBAPHARM, ANADYS AND AVERETT]

----------------------------------------------------------------------------------------------------------
  COUNTRY                    APPL. NO.                  TITLE                INVENTOR           PATENT NO.
----------------------------------------------------------------------------------------------------------
[...***...]                [...***...]               [...***...]            [...***...]        [...***...]

----------------------------------------------------------------------------------------------------------
[...***...]                [...***...]               [...***...]            [...***...]        [...***...]

----------------------------------------------------------------------------------------------------------
[...***...]                [...***...]               [...***...]            [...***...]        [...***...]

----------------------------------------------------------------------------------------------------------
[...***...]                [...***...]               [...***...]            [...***...]        [...***...]

----------------------------------------------------------------------------------------------------------
[...***...]                [...***...]               [...***...]            [...***...]        [...***...]

----------------------------------------------------------------------------------------------------------
[...***...]                [...***...]               [...***...]            [...***...]        [...***...]

----------------------------------------------------------------------------------------------------------
[...***...]                [...***...]               [...***...]            [...***...]        [...***...]

----------------------------------------------------------------------------------------------------------
[...***...]                [...***...]               [...***...]            [...***...]        [...***...]

----------------------------------------------------------------------------------------------------------
[...***...]                [...***...]               [...***...]            [...***...]        [...***...]

----------------------------------------------------------------------------------------------------------
[...***...]                [...***...]               [...***...]            [...***...]        [...***...]

----------------------------------------------------------------------------------------------------------
[...***...]                [...***...]               [...***...]            [...***...]        [...***...]

----------------------------------------------------------------------------------------------------------
[...***...]                [...***...]               [...***...]            [...***...]        [...***...]

----------------------------------------------------------------------------------------------------------
[...***...]                [...***...]               [...***...]            [...***...]        [...***...]

----------------------------------------------------------------------------------------------------------
[...***...]                [...***...]               [...***...]            [...***...]        [...***...]

----------------------------------------------------------------------------------------------------------

                                             ***CONFIDENTIAL TREATMENT REQUESTED

        [SCHEDULE A TO EXHIBIT E OF THE AGREEMENT DATED DECEMBER 20, 2002
               BY AND BETWEEN ICN, RIBAPHARM, ANADYS AND AVERETT]

----------------------------------------------------------------------------------------------------------
  COUNTRY                    APPL. NO.                  TITLE                INVENTOR           PATENT NO.
----------------------------------------------------------------------------------------------------------
[...***...]                [...***...]               [...***...]            [...***...]        [...***...]

----------------------------------------------------------------------------------------------------------
[...***...]                [...***...]               [...***...]            [...***...]        [...***...]

----------------------------------------------------------------------------------------------------------
[...***...]                [...***...]               [...***...]            [...***...]        [...***...]

----------------------------------------------------------------------------------------------------------
[...***...]                [...***...]               [...***...]            [...***...]        [...***...]

----------------------------------------------------------------------------------------------------------
[...***...]                [...***...]               [...***...]            [...***...]        [...***...]

----------------------------------------------------------------------------------------------------------
[...***...]                [...***...]               [...***...]            [...***...]        [...***...]

----------------------------------------------------------------------------------------------------------
[...***...]                [...***...]               [...***...]            [...***...]        [...***...]

----------------------------------------------------------------------------------------------------------
[...***...]                [...***...]               [...***...]            [...***...]        [...***...]

----------------------------------------------------------------------------------------------------------
[...***...]                [...***...]               [...***...]            [...***...]        [...***...]

----------------------------------------------------------------------------------------------------------

                                             ***CONFIDENTIAL TREATMENT REQUESTED

        [SCHEDULE A TO EXHIBIT E OF THE AGREEMENT DATED DECEMBER 20, 2002
               BY AND BETWEEN ICN, RIBAPHARM, ANADYS AND AVERETT]

                                    EXHIBIT F

                    UNITED STATES PATENT AND TRADEMARK OFFICE

Applicant:        [...***...]     Examiner:               [...***...]
Serial No.:       [...***...]     Group Art Unit:         1623
Filed:            [...***...]     Docket No.:             [...***...]
Title:            [...***...]

                      REVOCATION AND NEW POWER OF ATTORNEY

Commissioner for Patents
Washington, D.C. 20231

Dear Sir:

         The undersigned assignee of record hereby revokes any existing Powers of Attorney and appoints Merchant & Gould, P.C. as attorneys and/or patent agents with the full power to represent the applicant in connection with the above-identified application.

         Please direct all correspondence to [...***...], MERCHANT & GOULD P.C., P.O. Box 2903, Minneapolis, MN 55402-0903, telephone [...***...] and list This application to the Merchant & Gould Customer No. 23552.

                                                 ICN PHARMACEUTICALS, INC.

Date:______________________                      By: ___________________________
                                                     Harry Roosje
                                                     V.P. Legal

                                                 RIBAPHARM INC.

Date:______________________                      By: ___________________________
                                                     Johnson Lau, MD, Ph.D.
                                                     Chief Executive Officer

                                             ***CONFIDENTIAL TREATMENT REQUESTED

               [EXHIBIT F TO THE AGREEMENT DATED DECEMBER 20, 2002 BY AND BETWEEN ICN, RIBAPHARM, ANADYS AND AVERETT]

                    UNITED STATES PATENT AND TRADEMARK OFFICE

Applicant:        [...***...]        Examiner:             [...***...]
Serial No.:       [...***...]        Group Art Unit:       1623
Filed:            [...***...]        Docket No.:           [...***...]
Title:            [...***...]

                      REVOCATION AND NEW POWER OF ATTORNEY

Commissioner for Patents
Washington, D.C. 20231

Dear Sir:

         The undersigned assignee of record hereby revokes any existing Powers of Attorney and appoints Merchant & Gould, P.C. as attorneys and/or patent agents with the full power to represent the applicant in connection with the above-identified application.

         Please direct all correspondence to [...***...], MERCHANT & GOULD P.C., P.O. Box 2903, Minneapolis, MN 55402-0903, telephone [...***...] and list This application to the Merchant & Gould Customer No. 23552.

                                               ICN PHARMACEUTICALS, INC.

Date:______________________                    By: _____________________________
                                                   Harry Roosje
                                                   V.P. Legal

                                               RIBAPHARM INC.

Date:______________________                    By: _____________________________
                                                   Johnson Lau, MD, Ph.D.
                                                   Chief Executive Officer

                                             ***CONFIDENTIAL TREATMENT REQUESTED

               [EXHIBIT F TO THE AGREEMENT DATED DECEMBER 20, 2002 BY AND BETWEEN ICN, RIBAPHARM, ANADYS AND AVERETT]

                                  Page 2 of 2